AXP(R)
      Equity
            Value
                 Fund

2002 SEMIANNUAL REPORT

AXP Equity Value Fund seeks to provide shareholders with growth of capital and income.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on November 13, 2002, and will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

CONTENTS
From the Chairman                                        2
Economic and Market Update                               3
Fund Snapshot                                            5
Questions & Answers with Portfolio Management            6
Investments in Securities                                9
Financial Statements                                    11
Notes to Financial Statements                           14

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2 -- AXP EQUITY VALUE FUND -- 2002 SEMIANNUAL REPORT

Economic and Market Update

         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer American Express Financial
Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, I still believe the economy will ultimately dictate the direction for stocks. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

What is needed to support the stock market? In a word, earnings. The economic downturn of 2001 was confined largely to the business sector. Faced with eroding margins, businesses were forced to liquidate inventories, cut investment spending and reduce staff. Fortunately, these measures appear to be subsiding. Through it all, low inflation and interest rates continued to spur consumer spending.

Today stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in the coming year.

It's also important to note that a bear market in corporate bonds has developed alongside the one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities

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3 -- AXP EQUITY VALUE FUND -- 2002 SEMIANNUAL REPORT

Economic and Market Update

have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

Nevertheless, opportunities do exist in corporate and high-yield bonds because of the bear market we have seen in recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. After all, safety comes with its own price -- the forfeiture of growth and earning potential. And bond investors usually lose when interest rates rise or inflation becomes more of a factor. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

KEY POINTS

-- Stocks are continuing to get less expensive.
-- Credit "crunch" for business sector persists.
-- Those saving for long-term goals should maintain an allocation to equities.

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4 -- AXP EQUITY VALUE FUND -- 2002 SEMIANNUAL REPORT

Fund Snapshot

         AS OF SEPT. 30, 2002

PORTFOLIO MANAGER

Portfolio manager                                          Warren Spitz
Tenure/since                                                    11/6/00
Years in industry                                                    18

FUND OBJECTIVE

For investors seeking growth of capital and income.

Inception dates
A: 3/20/95        B: 5/14/84        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: IEVAX          B: INEGX          C:--             Y:--

Total net assets                                         $1.122 billion
Number of holdings                                     approximately 70

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH

 X                         LARGE
                           MEDIUM    SIZE
                           SMALL

PORTFOLIO ASSET MIX

Percentage of portfolio assets

(bar) Common stocks 99.6%
(bar) Preferred stock 0.4%

TOP FIVE SECTORS

Percentage of portfolio assets

Insurance                                                          17.9%
Industrial equipment & services                                     9.4
Energy                                                              8.8
Financial services                                                  7.7
Chemicals                                                           5.5

TOP TEN HOLDINGS

Percentage of portfolio assets

Lehman Brothers Holdings                                            4.5%
ConocoPhillips                                                      3.7
Caterpillar                                                         3.7
Loews                                                               3.3
Intl Paper                                                          3.2
XL Capital Cl A                                                     3.1
CIGNA                                                               2.9
Burlington Northern Santa Fe                                        2.7
Travelers Property Casualty Cl A                                    2.4
Washington Mutual                                                   2.4

Fund holdings are subject to change.

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5 -- AXP EQUITY VALUE FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers
           WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the six-month period ended Sept. 30, 2002?

A: AXP Equity Value Fund's Class A shares (excluding sales charges) returned -33.09%, underperforming its benchmark, the Russell 1000(R) Value Index, which delivered -25.69%. By comparison, the Lipper Large-Cap Value Funds Index returned -27.45%.

Q:  What factors significantly impacted performance?

A: Generally speaking, the past six months presented an extraordinarily difficult environment for virtually all equity securities. The period under review included the worst three-month period in 15 years for stocks (third quarter 2002). Companies that are not overly sensitive to the business cycle -- those in less cyclical industries -- fared best. Not surprisingly, stock selection and rigorous fundamental analysis were essential in generating good relative results, even as absolute returns languished. This difficult backdrop proved to be challenging for the Fund, as its "deep value" investment style was out of favor. A few continuous trends persisted -- stock prices continued to struggle, and performance was generated from primarily individual stock selection in a market where what a Fund didn't own was as crucial as what it did hold.

(bar graph)

          PERFORMANCE COMPARISON
For the six-month period ended Sept. 30, 2002

  0%
 -5%
-10%
-15%
-20%
-25%              (bar 2)  (bar 3)
-30%     (bar 1)  -25.69%  -27.45%
-35%     -33.09%

(bar 1) AXP Equity Value Fund Class A (excluding sales charge)
(bar 2) Russell 1000(R) Value Index (unmanaged)(1)
(bar 3) Lipper Large-Cap Value Funds Index(2)

(1) Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Large-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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6 -- AXP EQUITY VALUE FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote) > Our decision to avoid telecom stocks helped performance, as this segment of the market continued to struggle. (end callout quote)

    Another trend that worked against us were areas that growth investors typically focus on -- consumer staples companies such as pharmaceuticals and food companies -- held up more solidly this quarter. Since the Fund takes a deep-value approach to selecting stocks, this was a disadvantage not only to us, but also to many large-cap value funds (as opposed to large-cap growth funds) in the marketplace. Specifically, our overweighted exposure to both basic materials stocks and capital goods stocks detracted from performance, since these sectors were down significantly during the quarter.

    On the positive side, our decision to avoid telecom stocks helped performance, as this segment of the market continued to struggle. Additionally, our exposure to healthcare stocks benefited

AVERAGE ANNUAL TOTAL RETURNS

as of Sept. 30, 2002

                            Class A               Class B                   Class C                Class Y
(Inception dates)          (3/20/95)             (5/14/84)                 (6/26/00)              (3/20/95)

                       NAV(1)   POP(2)      NAV(1)  After CDSC(3)     NAV(1)  After CDSC(4)    NAV(5)    POP(5)
6 months             -33.09%   -36.94%     -33.37%      -36.69%      -33.34%      -34.01%     -32.99%   -32.99%
1 year               -26.79%   -31.01%     -27.38%      -30.05%      -27.35%      -27.35%     -26.63%   -26.63%
5 years               -4.64%    -5.76%      -5.36%       -5.47%         N/A          N/A       -4.52%    -4.52%
10 years                N/A       N/A       +5.37%       +5.37%         N/A          N/A         N/A       N/A
Since inception       +4.89%    +4.07%        N/A          N/A       -15.98%      -15.98%      +5.05%    +5.05%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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7 -- AXP EQUITY VALUE FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers

    performance. Our emphasis on this sector proved to add to performance over the period. Finally, our slight underweight exposure to consumer cyclical stocks helped, as this sector modestly underperformed the Russell 1000 Value Index.

Q:  What changes did you make to the portfolio?

A: While we have not made drastic changes to the portfolio's allocations or structure, we modestly added more economically sensitive stocks to the portfolio in anticipation of a gradual economic turnaround. We found what we believed to be good value in names such as Rockwell Automation and Monsanto, whose prices have come down in recent weeks.
    Another minor shift to the portfolio is that we sold some positions or partial positions in select financial services company stocks that experienced earnings disappointments. We redeployed the proceeds from those sales to other financial services companies, primarily in insurance.

Q:  What is your outlook?

A: Although our stocks in materials and capital goods were down this quarter, we continue to favor these issues. Should the economy illustrate concrete signs of a sustained recovery, we believe these are the types of companies that could show dramatic improvement and benefit Fund performance. Although large-cap companies have suffered as of late, we remain positive on these stocks for the long term. Over time, large-cap companies tend to be more stable than small- and mid-cap companies, as they often hold market leadership positions. AXP Equity Value Fund offers investors an additional advantage in that it adopts a quarterly dividend component that can offer a buffer against volatility. What's more, our "deep value" approach to investing offers investors the chance to invest in companies with generally lower price-to-earnings ratios (P/E ratios) versus the average large cap value fund. This could potentially mean greater return potential as the market recovers.

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8 -- AXP EQUITY VALUE FUND -- 2002 SEMIANNUAL REPORT

Investments in Securities

AXP Equity Value Fund
Sept. 30, 2002 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common stocks (99.5%)

Issuer                                                Shares         Value(a)

Aerospace & defense (2.5%)
Boeing                                               602,500      $20,563,325
United Technologies                                  123,400        6,970,866
Total                                                              27,534,191

Airlines (0.4%)
AMR                                                  555,000(b)     2,319,900
Continental Airlines Cl B                            465,100(b)     2,506,889
Total                                                               4,826,789

Automotive & related (1.7%)
General Motors                                       502,900       19,562,810

Banks and savings & loans (4.7%)
FleetBoston Financial                                311,000        6,322,630
J.P. Morgan Chase                                    310,000        5,886,900
Wachovia                                             422,400       13,808,256
Washington Mutual                                    847,500       26,670,825
Total                                                              52,688,611

Beverages & tobacco (0.9%)
Philip Morris                                        253,000        9,816,400

Building materials & construction (2.2%)
Cemex ADR                                            421,800(c)     8,794,530
Hanson ADR                                           616,800(c)    15,864,096
Total                                                              24,658,626

Chemicals (5.5%)
Air Products & Chemicals                             442,900       18,606,229
Dow Chemical                                         735,000       20,072,850
Waste Management                                     976,300       22,767,316
Total                                                              61,446,395

Communications equipment & services (2.6%)
Nokia ADR Cl A                                       813,200(c)    10,774,900
Tellabs                                              642,500(b)     2,614,975
Verizon Communications                               571,800       15,690,192
Total                                                              29,080,067

Computers & office equipment (2.4%)
Computer Associates Intl                             596,500        5,726,400
Electronic Data Systems                              572,500        8,003,550
Hewlett-Packard                                    1,093,000       12,755,310
Total                                                              26,485,260

Energy (8.8%)
Anadarko Petroleum                                   337,900       15,050,066
BP ADR                                               382,800(c)    15,273,720
ChevronTexaco                                        273,700       18,953,725
ConocoPhillips                                       905,719       41,880,447
Petroleo Brasileiro ADR                              699,100(c)     7,501,343
Total                                                              98,659,301

Energy equipment & services (3.9%)
Baker Hughes                                         380,100       11,034,303
Pioneer Natural Resources                            685,000(b)    16,611,250
Transocean                                           755,700       15,718,560
Total                                                              43,364,113

Financial services (7.7%)
Citigroup                                            451,900       13,398,835
Fannie Mae                                           180,000       10,717,200
Lehman Brothers Holdings                           1,025,000       50,276,250
Morgan Stanley                                       342,600       11,607,288
Total                                                              85,999,573

Food (1.1%)
Sara Lee                                             688,000       12,583,520

Furniture & appliances (1.4%)
Whirlpool                                            343,300       15,743,738

Health care (0.8%)
Schering-Plough                                      400,000        8,528,000

Health care services (1.4%)
HCA                                                  338,000       16,092,180

Industrial equipment & services (9.4%)
Caterpillar                                        1,110,000       41,314,200
Illinois Tool Works                                  378,600       22,083,738
Ingersoll-Rand Cl A                                  692,500(c)    23,849,700
Parker-Hannifin                                      472,600       18,058,046
Total                                                             105,305,684

Insurance (17.9%)
ACE                                                  357,000(c)    10,570,770
Berkshire Hathaway Cl B                                6,152(b)    15,164,680
Chubb                                                285,000       15,626,550
CIGNA                                                458,800       32,460,100

See accompanying notes to investments in securities.

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9 -- AXP EQUITY VALUE FUND -- 2002 SEMIANNUAL REPORT

Issuer                                                Shares         Value(a)
Insurance (cont.)
Hartford Financial Services Group                    138,100       $5,662,100
Lincoln Natl                                         452,300       13,817,765
Loews                                                858,100       36,803,909
MetLife                                              359,300        8,177,668
Travelers Property Casualty Cl A                   2,032,757(b)    26,832,392
Travelers Property Casualty Cl B                      33,688(b)       455,799
XL Capital Cl A                                      475,200(c)    34,927,200
Total                                                             200,498,933

Leisure time & entertainment (3.5%)
AOL Time Warner                                      822,800(b)     9,626,760
Carnival                                             706,100       17,723,110
Viacom Cl B                                          302,700(b)    12,274,485
Total                                                              39,624,355

Metals (2.6%)
Alcoa                                                900,800       17,385,440
Nucor                                                298,100       11,297,990
Total                                                              28,683,430

Multi-industry conglomerates (3.8%)
Eastman Kodak                                        736,700       20,067,708
Honeywell Intl                                       746,900       16,177,854
Tyco Intl                                            488,800(c)     6,892,080
Total                                                              43,137,642

Paper & packaging (3.2%)
Intl Paper                                         1,090,000       36,395,100

Real estate investment trust (1.8%)
Crescent Real Estate Equities                        869,500       13,651,150
Equity Residential                                   276,500        6,619,410
Total                                                              20,270,560

Retail (2.2%)
Federated Dept Stores                                237,400(b)     6,989,056
Kroger                                               679,800(b)     9,585,180
May Dept Stores                                      371,600        8,461,332
Total                                                              25,035,568

Transportation (2.7%)
Burlington Northern Santa Fe                       1,271,500       30,414,280

Utilities -- gas (0.3%)
El Paso                                              383,900        3,174,853

Utilities -- telephone (4.1%)
AT&T                                               1,977,300       23,747,373
SBC Communications                                   471,100        9,469,110
Sprint (FON Group)                                 1,451,100       13,234,032
Total                                                              46,450,515

Total common stocks
(Cost: $1,511,390,621)                                         $1,116,060,494

Preferred stock (0.4%)
Issuer                                                Shares         Value(a)
Xerox
     7.50% Cv                                        110,000(d)    $4,056,250
Total preferred stock
(Cost: $5,500,000)                                                 $4,056,250

Total investments in securities
(Cost: $1,516,890,621)(e)                                      $1,120,116,744

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2002, the value of foreign securities represented 12.0% of net assets.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
(e) At Sept. 30, 2002, the cost of securities for federal income tax purposes was approximately $1,516,891,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $  21,940,000
     Unrealized depreciation                                       (418,714,000)
                                                                   ------------
     Net unrealized depreciation                                  $(396,774,000)
                                                                  -------------

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10 -- AXP EQUITY VALUE FUND -- 2002 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Equity Value Fund

Sept. 30, 2002 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,516,890,621)                                                                  $1,120,116,744
Cash in bank on demand deposit                                                                              269,650
Capital shares receivable                                                                                     5,944
Dividends and accrued interest receivable                                                                 1,668,348
Receivable for investment securities sold                                                                 3,593,116
                                                                                                          ---------
Total assets                                                                                          1,125,653,802
                                                                                                      -------------

Liabilities
Capital shares payable                                                                                       14,963
Payable upon return of securities loaned (Note 5)                                                         3,328,000
Accrued investment management services fee                                                                   48,000
Accrued distribution fee                                                                                     45,569
Accrued service fee                                                                                              20
Accrued transfer agency fee                                                                                  24,201
Accrued administrative services fee                                                                           3,424
Other accrued expenses                                                                                      130,711
                                                                                                            -------
Total liabilities                                                                                         3,594,888
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                   $1,122,058,914
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,786,591
Additional paid-in capital                                                                            1,729,384,235
Undistributed net investment income                                                                       1,617,953
Accumulated net realized gain (loss) (Note 7)                                                          (213,955,988)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (396,773,877)
                                                                                                       ------------
Total -- representing net assets applicable to outstanding capital stock                             $1,122,058,914
                                                                                                     ==============
Net assets applicable to outstanding shares:
                                                            Class A                                  $  764,444,777
                                                            Class B                                  $  352,407,214
                                                            Class C                                  $    2,803,059
                                                            Class Y                                  $    2,403,864
Net asset value per share of outstanding capital stock:
                                                            Class A shares        121,775,157        $         6.28
                                                            Class B shares         56,052,675        $         6.29
                                                            Class C shares            448,768        $         6.25
                                                            Class Y shares            382,474        $         6.29
                                                                                      -------        --------------
*Including securities on loan, at value (Note 5)                                                     $    2,829,328
                                                                                                     --------------

See accompanying notes to financial statements.

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11 -- AXP EQUITY VALUE FUND -- 2002 SEMIANNUAL REPORT

Statement of operations
AXP Equity Value Fund

Six months ended Sept. 30, 2002 (Unaudited)
Investment income
Income:
Dividends                                                                                             $  17,335,701
Interest                                                                                                     11,677
   Less foreign taxes withheld                                                                             (222,263)
                                                                                                           --------
Total income                                                                                             17,125,115
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                        3,719,288
Distribution fee
   Class A                                                                                                1,226,751
   Class B                                                                                                2,937,392
   Class C                                                                                                   19,308
Transfer agency fee                                                                                       1,521,095
Incremental transfer agency fee
   Class A                                                                                                  103,524
   Class B                                                                                                  109,956
   Class C                                                                                                    1,002
Service fee -- Class Y                                                                                        1,380
Administrative services fees and expenses                                                                   284,692
Compensation of board members                                                                                11,880
Custodian fees                                                                                               56,883
Printing and postage                                                                                        203,650
Registration fees                                                                                            45,947
Audit fees                                                                                                   12,125
Other                                                                                                         6,080
                                                                                                              -----
Total expenses                                                                                           10,260,953
   Earnings credits on cash balances (Note 2)                                                               (12,182)
                                                                                                            -------
Total net expenses                                                                                       10,248,771
                                                                                                         ----------
Investment income (loss) -- net                                                                           6,876,344
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                             (197,414,862)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (404,631,606)
                                                                                                       ------------
Net gain (loss) on investments and foreign currencies                                                  (602,046,468)
                                                                                                       ------------
Net increase (decrease) in net assets resulting from operations                                       $(595,170,124)
                                                                                                      =============
See accompanying notes to financial statements.

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12 -- AXP EQUITY VALUE FUND -- 2002 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Equity Value Fund

                                                                              Sept. 30, 2002         March 31, 2002
                                                                            Six months ended             Year ended
                                                                                 (Unaudited)

Operations and distributions
Investment income (loss) -- net                                               $    6,876,344         $   11,000,813
Net realized gain (loss) on investments                                         (197,414,862)           (15,862,637)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           (404,631,606)            (4,199,797)
                                                                                ------------             ----------
Net increase (decrease) in net assets resulting from operations                 (595,170,124)            (9,061,621)
                                                                                ------------             ----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                      (5,885,044)            (9,174,746)
     Class B                                                                      (1,094,428)              (225,849)
     Class C                                                                          (8,855)                (6,134)
     Class Y                                                                         (20,519)               (26,135)
   Net realized gain
     Class A                                                                              --            (84,566,184)
     Class B                                                                              --            (57,272,888)
     Class C                                                                              --               (254,955)
     Class Y                                                                              --               (179,185)
                                                                                  ----------               --------
Total distributions                                                               (7,008,846)          (151,706,076)
                                                                                  ----------           ------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                       155,777,195            366,484,762
   Class B shares                                                                 26,271,089            130,671,029
   Class C shares                                                                    651,590              3,507,291
   Class Y shares                                                                  1,473,732              3,083,654
Reinvestment of distributions at net asset value
   Class A shares                                                                  5,754,719             92,074,677
   Class B shares                                                                  1,079,962             56,875,541
   Class C shares                                                                      8,786                259,745
   Class Y shares                                                                     20,519                205,320
Payments for redemptions
   Class A shares                                                               (138,589,892)          (188,421,191)
   Class B shares (Note 2)                                                      (213,767,101)          (343,873,473)
   Class C shares (Note 2)                                                          (605,405)              (533,772)
   Class Y shares                                                                   (907,123)            (2,031,150)
                                                                                    --------             ----------
Increase (decrease) in net assets from capital share transactions               (162,831,929)           118,302,433
                                                                                ------------            -----------
Total increase (decrease) in net assets                                         (765,010,899)           (42,465,264)
Net assets at beginning of period                                              1,887,069,813          1,929,535,077
                                                                               -------------          -------------
Net assets at end of period                                                   $1,122,058,914         $1,887,069,813
                                                                              ==============         ==============
Undistributed net investment income                                           $    1,617,953         $    1,750,455
                                                                              --------------         --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP EQUITY VALUE FUND -- 2002 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Equity Value Fund
(Unaudited as to Sept. 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests in equity securities that provide income, offer the opportunity for long-term capital appreciation, or both.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
14 -- AXP EQUITY VALUE FUND -- 2002 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
15 -- AXP EQUITY VALUE FUND -- 2002 SEMIANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $253,013 for the six months ended Sept. 30, 2002.

--------------------------------------------------------------------------------
16 -- AXP EQUITY VALUE FUND -- 2002 SEMIANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00
o   Class B $20.00
o   Class C $19.50
o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $425,270 for Class A, $234,252 for Class B and $1,261 for Class C for the six months ended Sept. 30, 2002.

During the six months ended Sept. 30, 2002, the Fund's custodian and transfer agency fees were reduced by $12,182 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $279,648,937 and $439,557,839, respectively, for the six months ended Sept. 30, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $4,140 for the six months ended Sept. 30, 2002.

--------------------------------------------------------------------------------
17 -- AXP EQUITY VALUE FUND -- 2002 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended Sept. 30, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                       20,261,313         3,166,757           78,011           187,927
Issued for reinvested distributions           784,932           142,108            1,190             2,807
Redeemed                                  (17,699,446)      (27,715,990)         (82,378)         (117,785)
                                          -----------       -----------          -------          --------
Net increase (decrease)                     3,346,799       (24,407,125)          (3,177)           72,949
                                            ---------       -----------           ------            ------

                                                               Year ended March 31, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                       34,722,578        12,921,537          350,315           305,100
Issued for reinvested distributions         9,956,355         6,168,342           28,307            22,143
Redeemed                                  (19,002,778)      (32,725,871)         (54,526)         (202,708)
                                          -----------       -----------          -------          --------
Net increase (decrease)                    25,676,155       (13,635,992)         324,096           124,535
                                           ----------       -----------          -------           -------

5. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2002 securities valued at $2,829,328 were on loan to brokers. For collateral, the Fund received $3,328,000 in cash. Income from securities lending amounted to $1,631 for the six months ended Sept. 30, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2002.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $12,780,285 as of March 31, 2002, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
18 -- AXP EQUITY VALUE FUND -- 2002 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2002(f)      2002         2001        2000       1999
Net asset value, beginning of period                                  $  9.45       $10.31       $10.95      $11.32     $12.85
Income from investment operations:
Net investment income (loss)                                              .05          .09          .08         .10        .17
Net gains (losses) (both realized and unrealized)                       (3.17)        (.10)        (.39)        .65       (.08)
Total from investment operations                                        (3.12)        (.01)        (.31)        .75        .09
Less distributions:
Dividends from net investment income                                     (.05)        (.09)        (.09)       (.09)      (.17)
Distributions from realized gains                                          --         (.76)        (.24)      (1.03)     (1.45)
Total distributions                                                      (.05)        (.85)        (.33)      (1.12)     (1.62)
Net asset value, end of period                                        $  6.28       $ 9.45       $10.31      $10.95     $11.32

Ratios/supplemental data
Net assets, end of period (in millions)                                  $764       $1,119         $956        $961       $906
Ratio of expenses to average daily net assets(c)                        1.02%(d)     1.03%         .95%        .92%       .87%
Ratio of net investment income (loss) to average daily net assets       1.16%(d)      .91%         .75%        .88%      1.39%
Portfolio turnover rate (excluding short-term securities)                 18%          61%          97%         59%       106%
Total return(e)                                                       (33.09%)        .10%       (2.76%)      6.87%      1.31%

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2002(f)      2002         2001        2000       1999
Net asset value, beginning of period                                  $  9.46       $10.31       $10.94      $11.33     $12.85
Income from investment operations:
Net investment income (loss)                                              .02           --           --         .02        .07
Net gains (losses) (both realized and unrealized)                       (3.17)        (.08)        (.39)        .63       (.06)
Total from investment operations                                        (3.15)        (.08)        (.39)        .65        .01
Less distributions:
Dividends from net investment income                                     (.02)        (.01)           --       (.01)      (.08)
Distributions from realized gains                                          --         (.76)        (.24)      (1.03)     (1.45)
Total distributions                                                      (.02)        (.77)        (.24)      (1.04)     (1.53)
Net asset value, end of period                                        $  6.29       $ 9.46       $10.31      $10.94     $11.33

Ratios/supplemental data
Net assets, end of period (in millions)                                  $352         $761         $970      $1,414     $1,663
Ratio of expenses to average daily net assets(c)                        1.78%(d)     1.78%        1.70%       1.67%      1.62%
Ratio of net investment income (loss) to average daily net assets        .39%(d)      .13%        (.01%)       .13%       .65%
Portfolio turnover rate (excluding short-term securities)                 18%          61%          97%         59%       106%
Total return(e)                                                       (33.37%)       (.62%)      (3.47%)      6.03%       .54%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
19 -- AXP EQUITY VALUE FUND -- 2002 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2002(f)      2002         2001(b)
Net asset value, beginning of period                                  $  9.40       $10.27       $10.37
Income from investment operations:
Net investment income (loss)                                              .02          .01           --
Net gains (losses) (both realized and unrealized)                       (3.15)        (.10)         .18
Total from investment operations                                        (3.13)        (.09)         .18
Less distributions:
Dividends from net investment income                                     (.02)        (.02)        (.04)
Distributions from realized gains                                          --         (.76)        (.24)
Total distributions                                                      (.02)        (.78)        (.28)
Net asset value, end of period                                        $  6.25       $ 9.40       $10.27

Ratios/supplemental data
Net assets, end of period (in millions)                                    $3           $4           $1
Ratio of expenses to average daily net assets(c)                        1.80%(d)     1.81%        1.70%(d)
Ratio of net investment income (loss) to average daily net assets        .39%(d)      .14%         .07%(d)
Portfolio turnover rate (excluding short-term securities)                 18%          61%          97%
Total return(e)                                                       (33.34%)       (.66%)       1.82%

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2002(f)      2002         2001        2000       1999
Net asset value, beginning of period                                  $  9.46       $10.32       $10.96      $11.34     $12.87
Income from investment operations:
Net investment income (loss)                                              .05          .11          .09         .12        .18
Net gains (losses) (both realized and unrealized)                       (3.16)        (.11)        (.39)        .63       (.08)
Total from investment operations                                        (3.11)           --        (.30)        .75        .10
Less distributions:
Dividends from net investment income                                     (.06)        (.10)        (.10)       (.10)      (.18)
Distributions from realized gains                                          --         (.76)        (.24)      (1.03)     (1.45)
Total distributions                                                      (.06)        (.86)        (.34)      (1.13)     (1.63)
Net asset value, end of period                                        $  6.29       $ 9.46       $10.32      $10.96    $11.34

Ratios/supplemental data
Net assets, end of period (in millions)                                    $2           $3           $2          $1         $1
Ratio of expenses to average daily net assets(c)                         .85%(d)      .86%         .79%        .77%       .78%
Ratio of net investment income (loss) to average daily net assets       1.33%(d)     1.06%         .94%       1.02%      1.49%
Portfolio turnover rate (excluding short-term securities)                 18%          61%          97%         59%       106%
Total return(e)                                                       (32.99%)        .28%       (2.62%)      6.91%      1.40%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20 -- AXP EQUITY VALUE FUND -- 2002 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Six months ended Sept. 30, 2002 (Unaudited).

--------------------------------------------------------------------------------
21 -- AXP EQUITY VALUE FUND -- 2002 SEMIANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.AXP(R) Partners Funds

AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP International Equity Index Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

  * Closed to new investors.
 ** An investment in the Fund is not insured or guaranteed by the Federal
    Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

(11/02)

AXP Equity Value Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                S-6481 J (11/02)